UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2019

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 23, 2019, McEwen Mining Inc. (the “Company”) held its annual meeting of shareholders. Of the 359,985,871 shares outstanding and entitled to vote at the meeting, 253,712,997 shares were voted, or 70.48% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders elected the nine individuals nominated to be directors, approved on an advisory basis the compensation of the named executive officers as described in the proxy statement (“say on pay”), approved the conversion of subscription receipts (“Subscription Receipts”) and issuance of the underlying securities to certain of the Company’s officers and directors  in connection with an offering of those securities, and ratified the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Election results for the directors nominated at the meeting are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Robert R. McEwen	153,722,541	5,929,828	94,060,608
Allen V. Ambrose	157,407,583	2,244,786	94,060,608
Michele L. Ashby	153,711,530	5,940,839	94,060,608
Leanne M. Baker	153,544,832	6,107,537	94,060,608
Richard W. Brissenden	153,963,082	5,689,287	94,060,608
Robin E. Dunbar	153,935,925	5,716,444	94,060,608
Gregory P. Fauquier	153,986,409	5,665,960	94,060,608
Donald R.M. Quick	153,987,003	5,665,366	94,060,608
Michael L. Stein	150,289,454	9,362,915	94,060,608

Election results for the say on pay vote are as follows:

For	Against	Abstain	Broker Non-Votes
150,602,612	3,998,668	5,051,089	94,060,608

Election results for approval of the conversion of Subscription Receipts and issuance of the underlying securities to certain of the Company’s officers and directors in connection with an offering of those securities are as follows:

For	Against	Abstain	Broker Non-Votes
154,406,579	4,281,917	963,873	94,060,608

Election results for the ratification of the appointment of E&Y as the independent registered public accounting firm for the year ending December 31, 2019 are as follows:

For	Against	Abstain	Broker Non-Votes
251,241,956	1,805,636	665,385	—

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: May 29, 2019	By:	/s/ Carmen Diges
Carmen Diges, General Counsel